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                                                                      Exhibit 32

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350

      Each of the undersigned officers of TriPath Imaging, Inc. (the "Company") certifies, under the standards set forth in and solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 4, 2004                                    /s/ Paul R. Sohmer
                                                         -----------------------
                                                         Paul R. Sohmer, M.D.
                                                         Chief Executive Officer

Dated: August 4, 2004                                    /s/ Stephen P. Hall
                                                         -----------------------
                                                         Stephen P. Hall
                                                         Chief Financial Officer
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